Acquisition of Alamo Pressure Pumping August 4, 2021 NYSE: NEX

Forward Looking Statements & Disclosures All statements other than statements of historical facts contained in this presentation and any oral statements made in connection with this presentation, including statements regarding our future operating results and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are generally accompanied by words such as “may,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “goal,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions. Any forward looking statements contained in this presentation or in oral statements made in connection with this presentation speak only as of the date on which we make them and are based upon our historical performance and on current plans, estimates and expectations. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties. Statements in this presentation regarding the Company that are forward-looking, including projections and outlook information, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company's and Alamo Pressure Pumping, LLC’s (“Alamo”) control. Statements in this communication regarding NexTier, Alamo and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on NexTier’s and Alamo’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond NexTier’s and Alamo’s control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which NexTier and Alamo conduct their business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets NexTier and Alamo serve; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on NexTier and Alamo operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from COVID-19, product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) NexTier’s and Alamo’s ability to employ a sufficient number of skilled and qualified workers; (xiii) the level of, and obligations associated with, NexTier’s and Alamo’s indebtedness; (xiv) the duration (including resurgences), impact and severity of the COVID-19 pandemic and the response thereto, including the impact of social distancing, shelter-in-place or shutdowns of non-essential businesses and similar measures imposed or undertaken by governments, private businesses or others, and the possibility of increased inflation, travel restrictions, lodging shortages or other macro-economic challenges as the economy emerges from the COVID-19 pandemic; and (xv) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the effective integration of Alamo’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response or retention of customers and vendors as a result of the announcement and/or closing of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see NexTier’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of NexTier’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, available on the SEC website or www.nextierofs.com. NexTier assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. 2

NexTier Acquires Alamo Pressure Pumping

Highly-strategic acquisition of leading pressure pumper

Acquisition Summary

- NexTier to acquire Alamo Pressure Pumping
- Alamo is a pure-play Permian pressure pumper focused on next-gen equipment
- Easy integration of sold out fleet operated by an experienced team with aligned values
- Creates a leading Permian well completions provider with footprint in Midland & Delaware
- Accelerates Low-Cost, Low-Carbon strategy
- Opportunities for value creation via integrating NEX service offering
- Accelerates positive free cash flow generation

Alamo at a Glance

A Permian leader…
Leader by next-gen HHP & active fleets

8 going to 9 active fleets…
460,000 HHP; ~92% Tier IV DGB capable

Midland Basin centric…
Strong track-record w/ established customers

Next-gen focused fleet…
Early adopter of gas-powered fleets

$68 million…
Of EBITDA achieved in 2020[1]



NEXTIER

[1] Alamo Pressure Pumping EBITDA is derived from audited 2020 consolidated financial statements provided by seller. Additional information and a reconciliation of EBIDA is included in the Appendix to this presentation.

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Transaction Summary

Attractive transaction valuation for high quality next-gen asset base

Overview

NexTier to acquire 100% of the pressure pumping operations of Alamo for a Transaction Valuation of $268 million[1]. Close expected August 31, 2021[2].

Transaction Valuation[1]

- ~$200mm cash & equity consideration
  - $100mm in cash
  - 26mm newly issued NEX common shares; 10.7% pro-forma ownership (subject to lock-up provisions[3])
- ~$38mm assumed equipment obligations
- $30mm post-closing services agreement



NexTier



Synergies

- $10 million of expected annualized cost synergies achieved within 6-months of close date
- Significant integration opportunities

Valuation Metrics

- $582 per horsepower[4]
- 3.4x multiple[5]

NexTier

[1] Based on the share price for NexTier of $3.85 as of 8/3/2021. Excludes potential earn-out payments, Tier II upgrade cash payment, and is subject to a net working capital adjustment. The foregoing description of the Transaction Valuation does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed in the Company's Current Report on Form 8-K filed on 8/4/2021. [2] Purchase Agreement signed 8/4/2021. Closing subject to customary closing conditions. [3] Seller and its permitted assigns are required to hold all 26 million shares for 90 days post-closing, then hold 20 million of the shares for 180 days post-closing and then hold 10 million shares for 360 days post-closing. [4] Includes announced Tier IV upgrades and equipment purchases by Alamo, for a total of 460,000 HHP. [5] Based on approximate Transaction Valuation of $268 million and Achieved EBITDA of $80 million.

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Strategic Rationale

Consolidates leading Permian providers of low carbon completion solutions

Accelerates Low-Cost, Low-Carbon Strategy	• Expanded Tier IV Dual Fuel fleet provides a proven cost-effective path to low emissions • Enables significant fuel savings, emissions reduction and operational flexibility
Solidifies Market Leadership	• Creates a market leader for well completions in the Permian Basin • Multi-basin profile, with Permian scale, creates #3 US Land completions provider
High-Grades Asset Base	• Pro forma fleet expanded and standardized around CAT T4 Engines • Accelerates low carbon equipment deployment, eliminating 6-9+ month lead times
Expands Platform & Network	• Expands customer portfolio with high-quality and complementary operators • Significant pull-through opportunities with NEX's integrated services ecosystem
Maintains Strong Financial Position	• Accelerates path to positive free cash flow generation in 2022 • Maintains strong balance sheet with estimated pro-forma liquidity of $272 million

Solidifies NexTier's leadership in next-gen frac technology

NexTier

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Accelerates NexTier’s Low-Cost, Low-Carbon Strategy 6  Diesel displacement  Emission reductions  Constant innovation  Quality service  Fuel & cost savings  Integrated services Low COST Low CARBON Our Strategy enables… Our Strategy focuses on… Our Strategy delivers… The acquisition of Alamo accelerates & magnifies the impact of our Next Gen Technology Strategy Sustainability Reliability Returns Alamo fleet aligns with our next-gen leadership goals

Next-Gen Market Leadership

Highly compatible fleet allows seamless integration into platform

As of 8/1/2021

	NexTier	Alamo	NexTier + Alamo
Total fleets[1]	37	9	46
Total horsepower[1]	2,048,000	460,000	2,508,000
% active Permian fleets	40%	100%	59%
Tier IV pumps	126	169	295
Dual Fuel pumps	265	72	337
% compatible w/ NexHub	100%	100%	100%

Ease of integration

- Alamo key leadership & current operational teams continue operating independently with Alamo CEO reporting directly to NexTier CEO
- Single independent Alamo operating facility focused on one basin simplifies integration
- NexTier supply chain and logistical support easily support & enhance Alamo operations
- NexHub digital operations center support compatible across fleet

Expands asset base with compatible, sold-out next-gen equipment

NexTier

[1] NexTier fleets are based on 60,500 HHP / fleet. Alamo fleets are based on 42,500 HHP / fleet. NEX + Alamo reflects Alamo fleets on 42,500 HHP / fleet, due to the operational parameters of the basin in which Alamo primarily operates.

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Leading Permian Position + Minimal Customer Overlap

Intra-basin diversification with attractive customer expansion

Permian Overview (pro-forma)



NM
TX
ALAMO
PRESSURE PUMPING

- Permian
- Midland
- Delaware

 # Permian Fleets



>2x
8
17
NEX Today
Pro-forma [1]

Stanton Yard Facility

- State-of-the-art facility
- 30-acre site in Stanton, TX
- Strategic Permian location

Top 5 Alamo Customers (1H '21)

	Alamo Revenue By Top Customer ($MM)	*New to NEX in Permian*	*Existing NEX in Permian*
Customer A *(Private)*	$40.5	✓	
Customer B			✓
Customer C			✓
Customer D		✓	
Customer E *(Private)*		✓	

Leading position in both Midland & Delaware

NEXTIER

[1] Pro-forma for ongoing Alamo fleet upgrades..

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Accelerates Next-Gen Frac Strategy

Strategy drives cost & carbon reduction

NexTier has largest deployed fleet fueled by low-emission natural gas in the market today

#1 Dual Fuel Gas Powered Horsepower in the U.S.

US Total Frac Fleets[1]



Gas Fueled
22%
Diesel
78%
Electric
Dual fuel

% of Gas Fueled Fleets



Tier IV Dual Duel
Easily converted to Tier IV Dual Fuel

% of Gas Fueled Fleets (Pro-forma)



Extends leadership position in gas-fueled fleets where demand continues to outpace supply

NEXTIER

[1] Source: Daniel Energy Partners. Pro-forma for incremental Alamo fleets acquired and upgraded to Tier IV Dual Fuel.

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Generates Significant Integration Opportunities

Supercharges value adding potential of high performing asset base

✓ Current capability

▢ Incremental growth opportunity

		N	ALAMO
Next-Gen Frac	Low Emissions	✓	✓
	Natural Gas Substitution	✓	✓
	Majority CAT / CAT Equipment	✓	✓
	Proprietary Controls	✓	▢
Digital Focus	Digital Operations Engineering	✓	▢
	Logistics Control Tower	✓	▢
	Equipment Health Monitoring	✓	✓
Integrated Services	Wireline	✓	▢
	Pumpdown	✓	✓
	Proppant	✓	▢
	Intelligent Logistics	✓	▢
Power Solutions	Fueling Capabilities	✓	▢
	CNG Delivery	✓	▢
	Field Gas Treatment	✓	▢
	Diesel	✓	▢

Benefits of Integration

- Integrated service model increases efficiencies and reduces job time creating meaningful customer value
- Drives incremental economic and emissions-reducing benefits
- Alamo's high utilization presents near-term, actionable opportunities

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Broad Recognition of Technology Benefits

Recognition of Tier IV Duel Fuel advantages based on experience devon

"We've cut those emissions, reduced related noise and shrunk our operational footprint by replacing diesel-only engines with dual-fuel motors that run on diesel or CNG, LNG, field gas or electricity."

DIAMONDBACK Energy

"We are also expanding the use of electric and dual-fuel pressure-pumping crews and drilling rigs."

ConocoPhillips

"… in the Permian, we tested the use of associated natural gas that is co-produced with oil to power hydraulic fracturing at a well in 2020. The dual fuel trial resulted in replacing about 30% of the diesel typically required for a frac job and reduced combustion emissions by over 650 tonnes COe."

LAREDO PETROLEUM

"Laredo continues to evaluate engineering, process and behavioral improvements for future emission reduction opportunities. Our Dual-Fuel Hydraulic Fracturing Fleet uses clean burning natural gas to reduce diesel consumption associated with our completion operations by ~50%."

Benefits of Tier IV Dual Fuel

- ✓ US EPA Tier IV compliant
- ✓ CAT OEM kits maximize results vs. after-market bolt on
- ✓ Most cost effective method of achieving emissions reduction
- ✓ Minimally impacted by altitude or temperature changes
- ✓ No emissions impact by gas quality; greatest fuel flexibility

Source: Company corporate responsibility reports.

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Earn-out Indicative of Attractive Valuation 12 Transaction Valuation reflects 3.4x (or lower) multiple on 2022 0 0 0.0 2 4 7 9 12 14 17 19 3.4x 3.2x 3.0x 2.9x 2.8x 2.7x 2.6x 2.5x 2.4x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $70 $75 $80 $85 $90 $95 $100 $105 $110 $115 $120  Transaction includes earn- out based on various Alamo Achieved EBITDA thresholds through YE22  Alamo Achieved EBITDA performance that begins to trigger earn-out = ~$80mm  Earn-out trigger point reflects a transaction multiple of 3.4x or lower1 based on a Transaction Valuation of $268mm Valuation overview 2022 Alamo Achieved EBITDA Levels Triggering Earn-out Earn-out to Alamo ($MM) Earn-out to Alamo ($MM) Multiple Alamo Achieved EBITDA, $MM Note: Analysis based on a Transaction Valuation of $268 million. Achieved EBITDA is defined in the purchase agreement and related transaction documents. See Appendix slides at the end of this presentation for additional information Earn-out triggered at ~$80mm of Alamo Achieved EBITDA Transaction multiple

Confidence in Earnings Potential

Capabilities & playbook set foundation for integrated success

Consistency:
Sticking to the game plan…

- Alamo management team remains in place
- Direct reporting structure into NexTier CEO
- Same Alamo sales team providing seamless customer experience
- Same facility, equipment & crews
- Minimal (if any) rebranding
- Identification & application of best-practices

Integration:
Where (and when) it counts...

- Power Solutions → make it easy for customers to use field gas or CNG to displace diesel
- Trucking → scale & potential scope across 2x Permian fleets – reducing costs for customers & NEX
- SimulFrac → NEX experience and capability available as needed for Alamo customers

Digital:
Leverage innovation platform

- Apply MDT controls to Alamo over time → lower costs, maximize asset life, reduce emissions
- Enhanced customer experience via NexHub:
  - Customer portal
  - Digital engineering
  - Reservoir technologies
  - Automated reporting / data delivery
- Utilize big data analytics across combined fleet → delivery of next-level efficiency

NexTier
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$10mm of High-Confidence Cost Synergies

NEX has strong track-record of delivering on synergy commitments

$10mm of Annualized Expected Cost Synergies


~10%
~30%
~30%
~30%
$10 million
Expected to achieve within 6 months of transaction closing

~30% **Supply Chain**
- Leverage best pricing across suppliers (proppant & chemicals)
- Consolidate last-mile proppant solutions to lowest cost option

~30% **Rentals**
- Leverage NEX equipment to reduce rental need (i.e. pump-downs and iron)

~30% **SG&A Expenses**
- Reduction in corporate expenditures
- Consolidation of ERP and business systems

~10% **Components & Consumables**
- Leverage best pricing across suppliers (valves, plungers)
- Applied NEX rebate to Alamo consumption (oil, lubricants and fuel cards)

NEXTIER

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Attractive Combined Earnings Potential

~$295 million of combined Adjusted EBITDA potential in 2022


$MM
$205
NEX Adj. EBITDA (Consensus)[1]
$80
ALAMO PRESSURE PUMPING
Alamo Adjusted EBITDA[2]
$10
Cost Synergies[3]
$295
ALAMO PRESSURE PUMPING
Potential Pro-forma Adj. EBITDA

Note: all amounts on this slide are for illustrative purposes only and are for full year 2022. Please note that all 2022 estimates and projections presented are forward-looking statements. These statements are only predictions and are subject to significant uncertainties and other factors, many of which are beyond the NexTier's and Alamo's control. NexTier has no present intention of updating these estimates even if it becomes evident at some point following the date of this presentation that one or more projections will be materially different from that presented above. Please see Forward Looking Statements & Disclosures at the start of this presentation and Appendix slides at the end of this presentation for additional information.[1] NexTier consensus sourced from FactSet as of 8/1/2021. [2] Based on ~$80 million of Achieved EBITDA, reflecting the trigger point for 2022 portion of earn-out. [3] Annualized expected cost synergies to be achieved within 6-months of transaction closing.

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Maintain Balance Sheet Strength

NexTier positioned with $272 million of pro-forma liquidity

Balance Sheet Highlights

NexTier Liquidity	As of June 30, 2021
NexTier Cash	$250.4
ABL Availability	$121.6
Total Liquidity	$372.0
Expected Impact of Cash Portion of Purchase Price[1]	($100.0)
SOLID Pro-forma Liquidity Position	$272.0
NexTier Credit Facilities	
2018 Term Loan Facility[2]	$334.4
ABL Credit Facility[3]	$0.0
Total Debt	$334.4
No New Credit Facilities or Term Loans from Alamo	$0.0

- $272mm of estimated pro-forma liquidity[1]
- No new credit facilities or term loans
- Long runway on debt maturities (ABL = Q4 2024, Term Loan = Q2 2025)
- Alamo brings ~$38mm in equipment leases (for both new equipment and upgrades)[4]

Maintain strong financial position with attractive cash, liquidity and leverage positions

NEXTIER

[1] After cash payment of purchase price. Excludes impact of estimated earn-out payments. [2] Net of debt discounts and deferred finance costs. [3] No outstanding draws as of 6/30/2021, but letters of credit outstanding of $23.5 million. [4] Equipment leases associated with vehicle leases, prior equipment acquisitions and recently acquired 39 Tier IV pumps and 4 blenders.

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March 2016 July 2017 November 2017 July 2018 October 2019 Proven Ability to Successfully Integrate & Capture Synergies Disciplined Capital Allocation Approach Committed to Shareholder Value Creation Focused on Expansion, Technology & Consolidation June 2012 August 2021 17 Rich History of Successful M&A Track-record of M&A selection, execution and integration

18 + 1. Aligns with low-cost, low-carbon strategy and advances sustainability journey 2. Further establishes NexTier as early-adopter and leader in next gen assets 3. Creates a leading Permian completions company while maintaining geographic & commodity diversity 4. Generates significant pull-through opportunities via integrated completions + new customers 5. Accelerates path to positive free cash flow generation + avoids long lead-times at attractive multiple 6. Maintains strong and flexible balance sheet with strong pro-forma liquidity Alamo Transaction Summary Highly strategic transaction extends NexTier’s leadership position

Appendix

20 Definitions NexTier Non-GAAP Measures This presentation makes reference to non-GAAP measures, including earnings before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA, and free cash flow (FCF). Management believes the presentation of these measures gives useful information to investors and shareholders as they provide increased transparency and insight into the performance of NexTier. Adjusted EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization, along with certain items management does not consider in assessing ongoing performance. Management uses adjusted EBITDA to set targets and to assess the performance of NexTier. Free cash flow is defined as the net increase (decrease) in cash and cash equivalents before financing activities, including share repurchase activity. NexTier believes free cash flow is important to investors in that it provides a useful measure to assess management's effectiveness in the areas of profitability and capital management. Reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures are not available due to the challenges and impracticability with estimating some of the items, particularly with estimates for certain contingent liabilities, and estimating non-cash unrealized fair value losses and gains which are subject to market variability and therefore a reconciliation is not available without unreasonable effort. Alamo Non-GAAP Measures This presentation makes reference to non-GAAP measures, including earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA in relation to the business NexTier is acquiring (Alamo). Alamo historical financial information: Audited 2020 consolidated financial statements were provided by seller as part of the transaction’s diligence. While these financials were prepared on a consolidated basis with the exploration and production business of the seller, EBITDA and Adjusted EBITDA as to Alamo refers only to the pressure pumping business that NexTier is acquiring. Adjusted EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization, along with certain items management does not consider in assessing ongoing performance. References to Alamo Achieved EBITDA in relation to discussions on earn-out, is referring to Achieved EBITDA as defined in the purchase agreement and related transaction documents. Reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures are not available due to the challenges and impracticability with estimating some of the items, particularly with estimates for certain contingent liabilities, and estimating non-cash unrealized fair value losses and gains which are subject to market variability and therefore a reconciliation is not available without unreasonable effort.

Alamo EBITDA Reconciliation

$000s	Consolidated Audited Financial Statements Provided by Seller[1]	Estimated Attribution of Unacquired E&P Business[2]	Estimated Activity Attributed to Purchased Business[2]
	As of December 31, 2020		
Net Income	$11,878	($462)	$12,340
Interest Expense	$6,935	$2	$6,933
Income Tax[3]	0	0	0
Depreciation, Depletion, and Amortization	50,569	1,630	48,939
EBITDA	$69,382	$1,170	$68,212

NEXTIER

[1] The amounts presented reflect the Audited Financial Statements provided by the seller and have not been adjusted to conform to NexTier's accounting policies or procedures, which includes ASUs not yet required to be adopted by private companies. These numbers do not reflect pro-forma adjustments or reclassification of assets reflected within the Depreciation, Depletion, and Amortization presented. [2] The estimated amounts attributed to the unacquired E&P business presented are from the consolidation workpapers provided by the Seller. The estimated amounts attributed to the E&P business do not include immaterial cost incurred by the purchased business related to certain employee and shared service cost. [3] The sellers' entities were all passthrough entities for taxation purposes.

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